Property, Plant, and Equipment (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Asset Retirement Obligation
Beginning balance	$ 570		$ 496
Liabilities settled	(44)		(46)
Liabilities incurred	8		4
Accretion expense	43		39
Revisions	(1)	[1]	77	[1]
Ending balance	$ 576		$ 570

[1]	The 2012 revision primarily reflects a decrease in removal cost estimates, which is among several factors considered in the annual review process, including inflation rates, current estimates for removal cost, discount rates, and the estimated remaining life of the assets. The revision in 2011 is primarily due to increases in the inflation rate and estimated removal costs. The 2012 and 2011 revisions also include increases of $13 million and $39 million, respectively, related to changes in the timing and method of abandonment on certain of Transco’s natural gas storage caverns that were associated with a leak in 2010.